Royalty bond	12 Months Ended
Dec. 31, 2019
Royalty bond
Royalty bond

Note 22 - Royalty bond

Accounting policies

The royalty bond was initially measured at the time of borrowing at fair value less any transaction costs and subsequently measured at amortized cost corresponding to the capitalized value using the effective interest method. Consequently, the difference between the proceeds of the loan and the amount to be repaid is recognized as a financial expense in the income statement over the term of the loan.

On September 6, 2018 Zealand entered into an agreement to sell future royalties and USD 85 million of potential commercial milestones for Soliqua® 100/33/ Suliqua® and Lyxumia®/Adlyx-in® to Royalty Pharma. Zealand received USD 205.0 million (DKK 1,310.2 million) upon closing of the transaction on September 17, 2018. Zealand also redeemed the outstanding royalty bond of USD 24.7 million (DKK 157.6 million).

Zealand will remain eligible for a payment from Sanofi up to USD 15.0 million in 2020 and 2022. Refer to note 25.

The table below details changes in the Group’s liabilities arising from financing activities regarding the royalty bond, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be, classified in the Group’s consolidated statements of cash flows as cash flows from financing activities.

DKK thousand	2019	2018
January 1	0	135,734
Financing cash flows (repayment)	0	(158,311)
Amortization of financing costs	0	18,347
Exchange rate adjustments	0	4,230
December 31	0	0